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                                                                EXHIBIT 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated October 31, 1998 included in Landauer, Inc.'s Form 10-K for the year ended September 30, 1998 and all references to our firm included in this registration statement.



/s/  ARTHUR ANDERSEN LLP



Chicago, Illinois
February 8, 1999